Leases - non-cancelable operating lease agreement (Details) - Dec. 31, 2020 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Supplemental information related to operating leases
Operating lease right-of-use assets, net	$ 4,194	¥ 27,365
Operating lease liabilities-current	(2,319)	(15,132)
Operating lease liabilities-non-current	$ (1,904)	(12,426)
Total operating lease liabilities		¥ (27,558)
Weighted average remaining lease term	2 years 7 days	2 years 7 days
Weighted average discount rate	4.75%	4.75%